UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

APHTON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19122	95-3640931
(State or Other Jurisdiction of Incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

80 S.W. Eighth Street, Suite 2160 Miami, Florida	33130
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (305) 374-7338

(Former Name or Former Address, if Changed Since Last Report)

Item 7	Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1	Press Release, dated June 30, 2003.

Item 9.	Regulation FD Disclosure.

On June 30, 2003, the Registrant issued a press release regarding the filing of a registration statement. The text of the press release, set forth in Exhibit 99.1, is incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2003	APHTON CORPORATION

/s/ FREDERICK W. JACOBS

Frederick W. Jacobs Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer